Exhibit 99.3 Accretive Northern Midland Basin Transactions December 21, 2020 1Exhibit 99.3 Accretive Northern Midland Basin Transactions December 21, 2020 1

Forward Looking Statement Cautionary Statement Regarding Forward Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1955 and other federal securities laws. Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” could,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Diamondback Energy Inc.’s (“Diamondback”) and QEP Resources Inc.’s (“QEP”) current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed acquisition of assets from Guidon Operating LLC (the “Guidon”) and certain of Guidon’s affiliates, the benefits of the proposed merger involving Diamondback and QEP, including future financial and operating results, Diamondback’s and QEP’s, plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the transactions, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected financial information (including projected cash flow and liquidity), business strategy, other plans and objectives for future operations or any future opportunities. These statements are not guarantees of future performance and no assurances can be given that the forward-looking statements contained in this presentation will occur as projected. Actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. The risks and uncertainties that could cause actual results to differ materially from those in forward looking statements include, without limitation, the ability to obtain the approval of the merger by QEP stockholders; the risk that Diamondback or QEP may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that an event, change or other circumstances could give rise to the termination of the Guidon purchase agreement or the QEP merger agreement; the risk that a condition to closing of the transactions may not be satisfied; the timing to consummate the proposed transactions; the risk that the assets and the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transactions could have adverse effects on the market price of Diamondback’s common stock or QEP’s common stock; the risk of litigation related to the proposed transactions; the risk of any unexpected costs or expenses resulting from the proposed transactions; disruption from the transactions making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time from ongoing business operations due to transaction-related issues; the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, particularly during extended periods of low prices for crude oil and natural gas during the COVID-19 pandemic; the ability to replace reserves; environmental risks, drilling and operating risks, including the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; exploration and development risks; competition, government regulation or other actions; the ability of management to execute its plans to meet its goals and other risks inherent in Diamondback’s and QEP’s businesses; public health crises, such as pandemics (including COVID-19) and epidemics, and any related government policies and actions; the potential disruption or interruption of Diamondback’s or QEP’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond Diamondback’s or QEP’s control; the risk that the announcement or consummation of the merger, or any other intervening event results in a requirement under certain of QEP’s indebtedness to make a change of control offer with respect to some or all of such debt; and Diamondback’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry. Other unpredictable or unknown factors not discussed in this report could also have material adverse effects on forward looking statements. All such factors are difficult to predict and are beyond Diamondback’s or QEP’s control, including those detailed in Diamondback’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://www.diamondbackenergy.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, and those detailed in QEP’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on QEP’s website at https://www.qepres.com and on the SEC’s website at http://www.sec.gov. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither Diamondback nor QEP undertakes any obligation to publicly update any forward- looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Important Information for Investors and Stockholders; Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. In connection with the proposed QEP transaction, Diamondback intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of QEP that also constitutes a prospectus of Diamondback. Each of Diamondback and QEP also plan to file other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive proxy statement of QEP will be mailed to stockholders of QEP if and when available. INVESTORS AND SECURITY HOLDERS OF DIAMONDBACK AND QEP ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Diamondback and QEP, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Diamondback will be available free of charge on Diamondback’s website at https://www.diamondbackenergy.com/home/default.aspx under the tab “Investors” and then under the heading “Financial Information.” Copies of the documents filed with the SEC by QEP will be available free of charge on QEP’s website at https://www.qepres.com/ under the tab “Investors” and then under the heading “Financial Information.” Participants in the Solicitation Diamondback, QEP and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and executive officers of Diamondback is available in its definitive proxy statement for its 2020 annual meeting, filed with the SEC on April 24, 2020, and information regarding the directors and executive officers of QEP is available in its definitive proxy statement for its 2020 annual meeting, filed with the SEC on April 2, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Diamondback or QEP using the sources indicated above. 2Forward Looking Statement Cautionary Statement Regarding Forward Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1955 and other federal securities laws. Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” could,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Diamondback Energy Inc.’s (“Diamondback”) and QEP Resources Inc.’s (“QEP”) current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed acquisition of assets from Guidon Operating LLC (the “Guidon”) and certain of Guidon’s affiliates, the benefits of the proposed merger involving Diamondback and QEP, including future financial and operating results, Diamondback’s and QEP’s, plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the transactions, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected financial information (including projected cash flow and liquidity), business strategy, other plans and objectives for future operations or any future opportunities. These statements are not guarantees of future performance and no assurances can be given that the forward-looking statements contained in this presentation will occur as projected. Actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. The risks and uncertainties that could cause actual results to differ materially from those in forward looking statements include, without limitation, the ability to obtain the approval of the merger by QEP stockholders; the risk that Diamondback or QEP may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that an event, change or other circumstances could give rise to the termination of the Guidon purchase agreement or the QEP merger agreement; the risk that a condition to closing of the transactions may not be satisfied; the timing to consummate the proposed transactions; the risk that the assets and the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transactions could have adverse effects on the market price of Diamondback’s common stock or QEP’s common stock; the risk of litigation related to the proposed transactions; the risk of any unexpected costs or expenses resulting from the proposed transactions; disruption from the transactions making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time from ongoing business operations due to transaction-related issues; the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, particularly during extended periods of low prices for crude oil and natural gas during the COVID-19 pandemic; the ability to replace reserves; environmental risks, drilling and operating risks, including the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; exploration and development risks; competition, government regulation or other actions; the ability of management to execute its plans to meet its goals and other risks inherent in Diamondback’s and QEP’s businesses; public health crises, such as pandemics (including COVID-19) and epidemics, and any related government policies and actions; the potential disruption or interruption of Diamondback’s or QEP’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond Diamondback’s or QEP’s control; the risk that the announcement or consummation of the merger, or any other intervening event results in a requirement under certain of QEP’s indebtedness to make a change of control offer with respect to some or all of such debt; and Diamondback’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry. Other unpredictable or unknown factors not discussed in this report could also have material adverse effects on forward looking statements. All such factors are difficult to predict and are beyond Diamondback’s or QEP’s control, including those detailed in Diamondback’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://www.diamondbackenergy.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, and those detailed in QEP’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on QEP’s website at https://www.qepres.com and on the SEC’s website at http://www.sec.gov. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither Diamondback nor QEP undertakes any obligation to publicly update any forward- looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Important Information for Investors and Stockholders; Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. In connection with the proposed QEP transaction, Diamondback intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of QEP that also constitutes a prospectus of Diamondback. Each of Diamondback and QEP also plan to file other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive proxy statement of QEP will be mailed to stockholders of QEP if and when available. INVESTORS AND SECURITY HOLDERS OF DIAMONDBACK AND QEP ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Diamondback and QEP, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Diamondback will be available free of charge on Diamondback’s website at https://www.diamondbackenergy.com/home/default.aspx under the tab “Investors” and then under the heading “Financial Information.” Copies of the documents filed with the SEC by QEP will be available free of charge on QEP’s website at https://www.qepres.com/ under the tab “Investors” and then under the heading “Financial Information.” Participants in the Solicitation Diamondback, QEP and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and executive officers of Diamondback is available in its definitive proxy statement for its 2020 annual meeting, filed with the SEC on April 24, 2020, and information regarding the directors and executive officers of QEP is available in its definitive proxy statement for its 2020 annual meeting, filed with the SEC on April 2, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Diamondback or QEP using the sources indicated above. 2

Diamondback Acquiring Tier-1 Assets in the Northern Midland Basin

Summary of Transactions

QEP Resources

Transaction Size	◆ $2.15 billion
Consideration	◆ 100% stock-for-stock merger ◆ 12.27 MM FANG shares issued to QEP shareholders (0.05x exchange ratio) ◆ Implied value of $2.29 per QEP share
Announced Synergies	◆ At least $60 - $80 million per year
Timing	◆ Expected to close in Q1 2021 / early Q2 2021

Guidon Energy

Transaction Size	◆ $862 million
Consideration	◆ 10.63 MM FANG shares issued to the seller ◆ $375 million cash ◆ Cash component expected to be funded through a combination of cash on hand and revolver borrowings
Timing	◆ Expected to close in Q1 2021

Key Highlights

- Logical, disciplined Midland Basin consolidation of assets with a largely overlapping footprint
- Diamondback to deploy its scale, low cost structure and investment grade balance sheet on Tier-1 assets
- Accretive across all relevant cash flow and return metrics *before* synergies
- Significant tangible synergy value capture with potential for material upside
- Accretive to leverage and return on capital; Diamondback expected to maintain its Investment Grade status
- Further enhances Diamondback's value proposition of consistent free cash flow generation, balance sheet strength and return of capital to shareholders

Diamondback has entered into definitive agreements to acquire QEP Resources and assets from Guidon Energy, adding over 81,500 net acres in the Midland Basin

Source: Management estimates, Company filings and Bloomberg; market data as of 12/18/2020.

3

DIAMONDBACK Energy

Summary of QEP and Guidon Midland Basin Assets Midland Basin Acreage Overview Key Asset Statistics QEP Guidon Net Permian Acres 49,064 ~32,500 (1) 48 18 Permian Production (Mboe/d) (1) 30 12 Permian Oil Production (Mbo/d) (1) 77 18 Total Production (Mboe/d) (1) Geographic and Commodity Mix (2) QEP Geographic Mix QEP Commodity Mix Guidon Commodity Mix Gas Gas 12% 19% Williston 38% O Oi il l O Oi il l N NGL GL N NGL GL Permian 63% 63% 65% 63% 18% 18% 23% 18% 62% FANG QEP GUIDON Source: Company data, filings, and estimates and Enverus. (1) Based on Q3 2020 actual production. 4 (2) QEP commodity mix includes Williston production. Summary of QEP and Guidon Midland Basin Assets Midland Basin Acreage Overview Key Asset Statistics QEP Guidon Net Permian Acres 49,064 ~32,500 (1) 48 18 Permian Production (Mboe/d) (1) 30 12 Permian Oil Production (Mbo/d) (1) 77 18 Total Production (Mboe/d) (1) Geographic and Commodity Mix (2) QEP Geographic Mix QEP Commodity Mix Guidon Commodity Mix Gas Gas 12% 19% Williston 38% O Oi il l O Oi il l N NGL GL N NGL GL Permian 63% 63% 65% 63% 18% 18% 23% 18% 62% FANG QEP GUIDON Source: Company data, filings, and estimates and Enverus. (1) Based on Q3 2020 actual production. 4 (2) QEP commodity mix includes Williston production.

Transaction Further Elevates FANG’s Scale and Positioning in the Midland Basin (1) Midland Basin Net Acres (‘000s) Net Permian Acres (‘000s) Status Quo Pro Forma 300 276 33 49 250 195 200 150 Delaware Delaware 36% 44% 100 Midland Midland 56% 64% 50 0 FANG QEP Guidon FANG Status Quo Pro Forma Total Net Permian Total Net Permian Acres: 347k Acres: 429k (2) Midland Basin Net Production (Mboe/d) Operational Plan ◆ Diamondback plans to reduce capital spend on 250 18 228 existing assets and re-allocate a portion of that capital 48 200 to high return projects on QEP and Guidon acreage 163 ◆ Expectations for 2021 remain unchanged: 150 Diamondback expects to hold pro forma fourth 100 quarter 2020 oil production flat through 2021 50 ◆ Transactions enhance overall capital efficiency, reduce expected 2021 reinvestment ratio, and reduce 2021 0 break-even FANG QEP Guidon FANG Status Quo Pro Forma ◆ Intention is to opportunistically pursue a divestiture of QEP Williston asset or harvest for cash flow Source: Company data, filings and estimates. (1) FANG net acreage excludes exploratory and conventional. 5 ( (2) Based on Q3 2020 actual production.Transaction Further Elevates FANG’s Scale and Positioning in the Midland Basin (1) Midland Basin Net Acres (‘000s) Net Permian Acres (‘000s) Status Quo Pro Forma 300 276 33 49 250 195 200 150 Delaware Delaware 36% 44% 100 Midland Midland 56% 64% 50 0 FANG QEP Guidon FANG Status Quo Pro Forma Total Net Permian Total Net Permian Acres: 347k Acres: 429k (2) Midland Basin Net Production (Mboe/d) Operational Plan ◆ Diamondback plans to reduce capital spend on 250 18 228 existing assets and re-allocate a portion of that capital 48 200 to high return projects on QEP and Guidon acreage 163 ◆ Expectations for 2021 remain unchanged: 150 Diamondback expects to hold pro forma fourth 100 quarter 2020 oil production flat through 2021 50 ◆ Transactions enhance overall capital efficiency, reduce expected 2021 reinvestment ratio, and reduce 2021 0 break-even FANG QEP Guidon FANG Status Quo Pro Forma ◆ Intention is to opportunistically pursue a divestiture of QEP Williston asset or harvest for cash flow Source: Company data, filings and estimates. (1) FANG net acreage excludes exploratory and conventional. 5 ( (2) Based on Q3 2020 actual production.

Potential for Significant Synergy Value Capture in QEP Transaction

Summary Synergy Overview

- Tangible, immediate cost savings potential of $60mm to $80mm per year
- PV-10 value of ~$500 - $700 million[1]
- Sources of potential cost savings and value capture include:
  - G&A savings
  - Cash savings on reduced interest expense on refinanced / repaid QEP debt
  - Improved in-field operating costs
  - Optimized development, longer laterals
  - QEP's significant midstream assets
  - Potential divestment of Williston Basin, with potential sale proceeds to be used towards debt reduction, or harvest for cash flow

Value of Cost Savings (% of Equity Value)[1][2]



($ in millions)
$562
~$700
~$500
PV-10 of $80mm annual synergies equal to >120% of Transaction Equity Value
PV-10 of $60mm annual synergies equal to ~90% of Transaction Equity Value
QEP Equity Value
PV-10 of Synergies

Value of Cost Savings (% of Transaction Value)[1][2]



($ in millions)
$2,155
PV-10 of $80mm annual synergies equal to >30% of Transaction Value
~$700
~$500
PV-10 of $60mm annual synergies equal to >20% of Transaction Value
QEP Transaction Value
PV-10 of Synergies

Acquisition of Guidon assets enhances synergy value potential given high degree of acreage adjacency and no additional G&A required

Source: Management estimates, Company filings; market data as of 12/18/2020.
(1) Represents PV-10 over the life of QEP's production.
(2) Equity value and transaction value as implied by transaction offer price of 0.05 Diamondback shares per QEP share.

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DIAMONDBACK Energy

Accretive Across All Key Financial Metrics Key Financial Metrics for Measuring Accretion Metric Accretive? Commentary Cash Flow Per Share◆ Potential for double-digit per share accretion ✓ Free Cash Flow Per Share◆ Potential for double-digit per share accretion ✓ ◆ Relative valuation advantages (1) EBITDA / DAS ✓ ◆ Accretive normalized for capital structure ◆ Relative valuation advantages (1) Production / DAS ✓ ◆ Accretive normalized for capital structure Returns on Capital◆ Accretive to ROIC, ROCE, CROCI, ROE ✓ Both transactions are accretive to all key financial metrics prior to the assumption of synergies Source: Company data, filings and estimates. (1) Debt-adjusted shares (“DAS”) calculated as the sum of common stock outstanding plus the implied additional shares from converting net debt to additional stock, based on the average share price over the 7 calculation period. Accretive Across All Key Financial Metrics Key Financial Metrics for Measuring Accretion Metric Accretive? Commentary Cash Flow Per Share◆ Potential for double-digit per share accretion ✓ Free Cash Flow Per Share◆ Potential for double-digit per share accretion ✓ ◆ Relative valuation advantages (1) EBITDA / DAS ✓ ◆ Accretive normalized for capital structure ◆ Relative valuation advantages (1) Production / DAS ✓ ◆ Accretive normalized for capital structure Returns on Capital◆ Accretive to ROIC, ROCE, CROCI, ROE ✓ Both transactions are accretive to all key financial metrics prior to the assumption of synergies Source: Company data, filings and estimates. (1) Debt-adjusted shares (“DAS”) calculated as the sum of common stock outstanding plus the implied additional shares from converting net debt to additional stock, based on the average share price over the 7 calculation period.

Credit Accretive Transactions Support Investment Grade Metrics

Capital Structure Summary

- Diamondback will acquire QEP, including its cash and subject to its debt which will remain outstanding
- $375 million of Guidon acquisition cash consideration to be funded by cash on hand and borrowings under the FANG credit facility (no Guidon debt assumed)
- Accretive to near-term leverage metrics, improving over the medium and long-term
- Pro forma for the transactions, FANG will have ~$1.7 billion in standalone liquidity[2]
- Future free cash flow in excess of the dividend will be used to reduce debt
- Diamondback can de-lever and address maturing QEP debt further via Williston Basin asset sale proceeds or hold those assets for cash flow

FANG's Liquidity and Capitalization ($MM)

FANG's Consolidated Capitalization	9/30/2020	Transactions	Pro Forma
Cash and cash equivalents[1]	$92	$10	$102
FANG's Revolving Credit Facility	$0	$375	$375
VNOM's Revolving Credit Facility	127	-	127
RTLR's Revolving Credit Facility	85	-	85
Senior Notes	5,591	1,602	7,193
DrillCo Agreement	86	-	86
Total Debt	***$5,889***	***$1,977***	***$7,866***
Net Debt	***$5,797***	***$1,967***	***$7,764***

FANG's Standalone Liquidity	9/30/2020	Transactions	Pro Forma
Cash[2]	$68	$10	$78
Elected commitment amount	2,000	-	2,000
Liquidity	***$2,068***	***-$366***	***$1,703***

FANG's Leverage (Net Debt / LTM EBITDA)



2.3 x
2.2 x
FANG Status Quo
FANG Pro Forma[3]

Source: Company Filings, Management estimates.
(1) Assumes all Guidon cash consideration is funded with FANG revolver proceeds.
(2) Excludes Viper and Rattler.
(3) FANG pro forma illustratively assumes $60mm in EBITDA synergies.

8

DIAMONDBACK Energy

Transactions Support Diamondback’s Value Proposition ✓ Transactions strengthen Diamondback’s existing position as a leading independent operator of size and scale in the Permian Basin ✓ Assets are highly complementary to those of Diamondback with significant field-level adjacencies and minimal additional G&A required ✓ Adds significant Tier-1 inventory that will immediately compete for capital ✓ Accretive on all metrics, with room for even further upside upon realization of tangible synergies ✓ Leverage accretive transactions with Diamondback expected to maintain investment grade status ✓ Strategically important and financially prudent consolidation demonstrates commitment to enhancing long-term shareholder value ✓ Further facilitates key investment framework of dividend protection, debt reduction and additional return of capital to shareholders Source: Company data, filings and estimates. 9Transactions Support Diamondback’s Value Proposition ✓ Transactions strengthen Diamondback’s existing position as a leading independent operator of size and scale in the Permian Basin ✓ Assets are highly complementary to those of Diamondback with significant field-level adjacencies and minimal additional G&A required ✓ Adds significant Tier-1 inventory that will immediately compete for capital ✓ Accretive on all metrics, with room for even further upside upon realization of tangible synergies ✓ Leverage accretive transactions with Diamondback expected to maintain investment grade status ✓ Strategically important and financially prudent consolidation demonstrates commitment to enhancing long-term shareholder value ✓ Further facilitates key investment framework of dividend protection, debt reduction and additional return of capital to shareholders Source: Company data, filings and estimates. 9